UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue Needham, MA 02494
(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2020, Liberty TripAdvisor Holdings, Inc., a Delaware corporation (“Liberty”), notified Tripadvisor, Inc., a Delaware corporation (“Tripadvisor”), of Liberty’s desire to remove its designation of Albert Rosenthaler as a Liberty Director and designate M. Gregory O’Hara, Founder and Senior Managing Director of Certares Management LLC, to serve as one of Liberty’s two designees to the Board of Directors of Tripadvisor in replacement of Albert Rosenthaler, pursuant to the Governance Agreement, dated as of December 20, 2011, among Tripadvisor and Liberty Interactive Corporation, a Delaware corporation (“LIC”), as assigned pursuant to the Assignment and Assumption of Governance Agreement, dated as of August 12, 2014, by and among Liberty, LIC and Tripadvisor.

On March 27, 2020, the Board of Directors of Tripadvisor determined that it is advisable and in the best interests of Tripadvisor and its stockholders that Mr. Rosenthaler continue to serve on the Board as a director, although not as a Liberty designee, until his successor has been elected and qualified or until his earlier death, resignation or removal. As a result, on March 27, 2020, the Board of Directors of Tripadvisor increased the size of its authorized directorships by one directorship to ten directorships and appointed Mr. O’Hara to fill the newly created directorship.  Mr. O’Hara will serve as a Liberty Director until his successor is duly executed and qualified or until his earlier death, incapacitation, retirement, resignation or removal.

Mr. O’Hara will receive the same compensation as Tripadvisor’s other nonemployee directors, which is summarized in Tripadvisor’s proxy statement for the annual meeting of stockholders held on June 11, 2019, which was filed with the SEC on April 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPADVISOR, INC.

Date: March 31, 2020	By:	/S/ SETH J. KALVERT
Seth J. Kalvert
Senior Vice President, General Counsel and Secretary

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